Dear Shareholder:

Enclosed is the annual report of the operations of the ND Tax-Free Fund, Inc., the "Fund," for the year ended December 31, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we start the new millennium, 1999 will go down as one of the worst years in bond market history. The benchmark 30-year Treasury bond has seen a value loss of approximately 27% as yields have risen from a January yield of 5.07% to a year ending 6.48%. Stabilizing global economies and a U.S. economy growing at what many economists believe is an unsustainable pace has led the Federal Reserve to raise short-term interest rates three times in 1999 for a total increase of three quarters of one percent. Strong consumer confidence, low unemployment, housing and retail sales at record levels, and a doubling of crude oil prices contributed to the Federal Reserve's actions.

Tax-free municipal bonds haven't faired much better.  A long-term tax-free bond worth $1,000.00 on December 31, 1998 would be worth roughly $860.00 today, as yields have risen from a January yield of 4.94% to a year ending 5.94% on
AAA rated bonds.   As a result, we are now seeing North Dakota municipal bonds paying 90% to as high as 100% of the 30-year Treasury yield. Historically, municipals have averaged 85% of the 30-year Treasury yield over the past ten years. In terms of real rates of return, this is a very attractive opportunity.

The Fund began the year at $8.94 and closed the year at $8.40, for a total return of (1.11)%*. In anticipation of stronger economic growth, the Fund at times during the year utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, purchases in the primary and secondary market included Bismarck St. Alexius Medical Facilities, North Dakota Housing, University of Mary, and North Dakota State Board of Higher Education issues.

High current income exempt from federal and state income tax with preservation of capital remain the objective of the Fund.

Sincerely,

Monte L. Avery                    Robert E. Walstad
Chief Portfolio Strategist        President

* without C.D.S.C.


Terms & Definitions
-------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investment
------------------------------------
[pie chart]
AAA                     36.2
AA                      35.9
A                       12.7
NR                      15.2

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets
------------------------
[pie chart]
H-Housing               26.6
HC-Health Care          24.5
I-Industrial            14.9
E-Education             10.7
O-Other                 10.0
U-Utilities              5.9
C/L-COP/Lease            5.6
W/S-Water & Sewer        1.8


Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


Comparative Index Graph
-----------------------
[line graph]

           Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index

                     ND Tax-Free Fund       Lehman Brothers
                          w/o CDSC        Municipal Bond Index
--------------------------------------------------------------
1/3/1989                  $10,000               $10,000
1989                      $10,291               $11,079
1990                      $11,109               $11,886
1991                      $12,006               $13,330
1992                      $12,718               $14,505
1993                      $13,529               $16,286
1994                      $13,262               $15,444
1995                      $14,413               $18,140
1996                      $15,367               $18,946
1997                      $16,007               $20,689
1998                      $16,564               $22,030
1999                      $16,380               $21,574


Average Annual Total Returns

                           For periods ending December 31, 1999
                           ------------------------------------
                                                           Since Inception
                    1 year      5 year      10 year      (January 3, 1989)
                    ------------------------------------------------------
Without CDSC        (1.11)%     4.31%        4.76%             4.59%
With CDSC (4% max)  (4.86)%     N/A          N/A                N/A


Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two.
The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12-31-98 NAV (share value)            $8.94
12-31-99 NAV                          $8.40
Average Maturity                      20.6 years
Number of Issues                      58
Total Net Assets                      $65,814,783


Schedule of Investments  December 31, 1999

Name of Issuer
Percentages represent the                                 Rating
market value of each                                      Moody's       Coupon                       Principal       Market
investment category to total net assets                   /S&P           Rate         Maturity         Amount         Value
                                                       (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.1%)

Bismarck, ND (Marillac Manor) Facs. Rev. Ref.             NR/NR          7.700%      02/01/16      $   250,000     $   242,482
Burleigh Cty., ND (St. Vincent Nursing Home) Facs. Rev.   NR/NR          7.000       06/01/19          500,000         468,950
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.              NR/NR          5.750       12/01/11        1,000,000       1,014,500
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.              NR/NR          5.875       12/01/15        1,000,000       1,001,970
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.              NR/NR          5.625       12/01/15        1,000,000         936,030
Carrington, ND Cath. Hlth. Corp. Facs. Rev.               Aa/AA-         6.250       11/15/15          500,000         510,515
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.             Aa/NR          7.625       02/15/20        1,210,000       1,244,219
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.             Aa/NR          7.500       02/15/10          600,000         616,968
Dickinson, ND (St. Luke's Home) Rev.                      NR/NR          7.250       05/01/22          500,000         489,600
Fargo, ND (MeritCare Obligation Group) Rev. MBIA         Aaa/AAA         5.375       06/01/27        1,565,000       1,440,035
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.          NR/A+          6.500       06/01/15        4,000,000       4,065,640
Fargo, ND Ref. & Impt.                                    Aa/AA          5.500       05/01/22          375,000         355,916
Grand Forks, ND (4000 Valley Square Project) Hsg. Rev.    NR/NR          6.250       12/01/34        2,710,000       2,475,097
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA     Aaa/AAA         5.625       12/15/29        1,500,000       1,438,320
Grand Forks, ND (United Hospital) Facs. Rev. MBIA        Aaa/AAA         6.625       12/01/10          830,000         876,165
Grand Forks, ND (United Hospital) Facs. Rev. MBIA        Aaa/AAA         6.500       12/01/06          750,000         778,515
Grand Forks, ND (United Hospital) Facs. Rev. MBIA        Aaa/AAA         6.250       12/01/19        1,000,000       1,038,620
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA       Aaa/AAA         6.450       12/01/23        1,525,000       1,562,911
Grand Forks, ND (Valley Square Project) Hsg. Rev.         NR/NR          6.375       12/01/34          645,000         601,263
Jamestown, ND (College) Facs. Rev.                        NR/NR          6.625       10/01/14          800,000         807,192
Jamestown, ND (Heritage Centre) Ref. Rev.                 NR/NR          5.700       11/01/20          250,000         228,657
+Lisbon, ND (Parkside Lutheran Home) Rev.                 NR/NR          0.000       06/01/12          500,000          82,065
Mercer Cty., ND (Basin Elec.) Rev.                         A/A           7.000       01/01/19          960,000         949,066
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC                Aaa/AAA         6.050       01/01/19        5,425,000       5,498,509
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC               Aaa/AAA         6.650       06/01/22        3,500,000       3,554,390
#Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA         Aaa/AAA         5.850       06/01/23        1,800,000       1,754,226
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC                Aaa/AAA         6.650       06/01/22          350,000         355,852
Morton Cty., ND Multifamily Hsg. Rev. Ref.                NR/NR          6.750       03/01/21          500,000         490,445
ND (HFA) Hsg. Finance Program                           Aa-3/NR          5.250       01/01/30          500,000         444,315
ND (HFA) Hsg. Finance Program                           Aa-3/NR          6.750       07/01/25        3,050,000       3,124,146
ND (HFA) Hsg. Finance Program                           Aa-3/NR          6.300       01/01/15          645,000         665,885
ND (HFA) Hsg. Finance Program                           Aa-3/NR          5.200       07/01/19          500,000         457,330
ND (HFA) Hsg. Finance Program                           Aa-3/NR          6.300       07/01/16          430,000         443,837
ND (HFA) Hsg. Finance Program                           Aa-3/NR          6.100       07/01/28        1,870,000       1,870,617
ND (HFA) Multifamily Rev. Ref. FNMA                       NR/AAA         6.200       12/01/20          825,000         837,037
ND (HFA) Single Family Mrtge. Program                     Aa/A+          7.900       07/01/10           83,000          84,253
ND (HFA) Single Family Mrtge. Program                     Aa/A+          8.050       01/01/24          410,000         410,865
ND (HFA) Single Family Mrtge. Program                     Aa/A+          7.750       07/01/24          450,000         457,240
ND (HFA) Single Family Mrtge. Program                     Aa/A+          7.300       07/01/24          830,000         841,006
ND (HFA) Single Family Mrtge. Program                     Aa/A+          7.000       07/01/23          690,000         704,738
ND (HFA) Single Family Mrtge. Program                     Aa/A+          6.800       07/01/23        2,265,000       2,295,283
ND (HFA) Single Family Mrtge. Program                     Aa/A+          6.700       07/01/13          295,000         305,481
ND (HFA) Single Family Mrtge. Program                     Aa/A+          6.800       07/01/25        1,465,000       1,485,935
ND (HFA) Single Family Mrtge. Program                     Aa/A+          6.950       07/01/25        1,925,000       1,982,827
ND Blding. Auth. Lease Rev. FSA                          Aaa/AAA         6.000       12/01/13          500,000         505,450
ND Blding. Auth. Lease Rev. Ref. AMBAC                   Aaa/AAA         6.000       06/01/10        1,700,000       1,749,487
ND Municipal Bond Bank Revolving Fund Program             Aa/NR          4.625       10/01/19          690,000         581,001
ND Municipal Bond Bank Revolving Fund Program             Aa/NR          6.300       10/01/15          530,000         557,894
ND Municipal Bond Bank Revolving Fund Program             Aa/NR          6.250       10/01/14        3,525,000       3,753,455
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.        NR/NR          6.750       08/01/05          755,000         778,873
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)         A-1/NR          5.500       04/01/24          785,000         735,765
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)         A-1/NR          5.600       04/01/29        1,035,000         969,857
ND State Board of Hgr. Educ. (UND)                         A/A-          7.300       09/01/10        1,425,000       1,463,048
ND State Water Commission Devl. Rev. AMBAC               Aaa/AAA         5.750       07/01/27        1,250,000       1,208,013
ND Student Loan Rev. AMBAC                               Aaa/AAA         6.350       07/01/13          250,000         266,613
ND Student Loan Rev. AMBAC                               Aaa/AAA         6.300       07/01/12          100,000         106,230
ND Student Loan Rev. AMBAC                               Aaa/AAA         6.400       07/01/14          400,000         428,392
Wahpeton, ND (Town Centre Square) Rev. Ref.               NR/NR          8.500       02/01/14          250,000         187,500
                                                                                                                  ------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $65,233,263)                                                            $ 64,580,491
                                                                                                                  ------------
SHORT-TERM SECURITIES (0.8%)
 Federated Tax-Free Fund 15 (COST: $554,700)                                                                      $    554,700
                                                                                                                  ------------
 TOTAL INVESTMENTS IN SECURITIES (COST: $65,787,963)                                                              $ 65,135,191
 OTHER ASSETS LESS LIABILITIES                                                                                         679,592
                                                                                                                  ------------
 NET ASSETS                                                                                                       $ 65,814,783
                                                                                                                  ============


* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates bond is non-income producing.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1999

Statement of Assets and Liabilities December 31, 1999
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $65,787,963)             $   65,135,191
     Accrued dividends receivable                                                 3,187
     Accrued interest receivable                                              1,179,045
     Prepaid expenses                                                             3,018
                                                                         ---------------
        Total Assets                                                     $   66,320,441
                                                                         ---------------
LIABILITIES
     Bank overdraft                                                      $       18,063
     Dividends payable                                                          295,020
     Accrued expenses                                                            66,634
     Payable for fund shares redeemed                                           125,941
                                                                         ---------------
        Total Liabilities                                                $      505,658
                                                                         ---------------

NET ASSETS                                                               $   65,814,783
                                                                         ===============
Net assets are represented by:
     Capital stock outstanding, at par                                   $        7,837
     Additional paid-in capital                                              72,524,725
     Accumulated undistributed net realized gain (loss) on investments       (6,065,007)
     Unrealized depreciation on investments                                    (652,772)
                                                                         ---------------
          Total amount representing net assets applicable to
          7,836,833 outstanding shares of $.001 par value
          common stock (100,000,000 shares authorized)                   $   65,814,783
                                                                         ===============
Net asset value per share                                                $         8.40
                                                                         ===============


Statement of Operations For the year ended December 31, 1999
------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                             $    4,428,071
    Dividends                                                                    31,791
                                                                         ---------------
         Total Investment Income                                         $    4,459,862
                                                                         ---------------
EXPENSES
    Investment advisory fees                                             $      452,965
    Distribution fees (12b-1)                                                   641,699
    Transfer agent fees                                                          84,414
    Accounting service fees                                                      59,238
    Custodian fees                                                               14,432
    Professional fees                                                            23,246
    Directors fees                                                                5,190
    Transfer agent out of pockets                                                16,579
    Reports to shareholders                                                       5,031
    License, fees, and registrations                                              1,889
    Insurance expense                                                             5,986
                                                                         ---------------
        Total Expenses                                                   $    1,310,669
     Less expenses waived or absorbed
      by the Fund's manager                                                    (329,246)
                                                                         ---------------
         Total Net Expenses                                              $      981,423
                                                                         ---------------
NET INVESTMENT INCOME                                                    $    3,478,439
                                                                         ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                             $     (119,634)
     Futures transactions                                                     1,295,041
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                             (5,164,154)
     Futures                                                                   (269,378)
                                                                         ---------------
         Net Realized and Unrealized Gain (Loss) On Investments and
         Futures                                                         $   (4,258,125)
                                                                         ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $     (779,686)
                                                                         ===============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1999


Statement of Changes in Net Assets
For the year ended December 31, 1999, and the year ended December 31, 1998
--------------------------------------------------------------------------

                                                                                        For the                   For the
                                                                                       Year Ended                Year Ended
                                                                                   December 31, 1999         December 31, 1998
                                                                                   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                            $     3,478,439           $    3,866,418
    Net realized gain (loss) on investments and futures transactions                       1,175,407               (1,462,603)
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                           (5,433,532)                 530,067
                                                                                  ---------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations            $       (779,686)         $     2,933,882
                                                                                  ---------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ($.41 and $.41 per share, respectively)       $     (3,478,439)         $    (3,866,418)
     Return of capital distributions ($.04 and $.05 per share, respectively)                (377,470)                (421,529)
 Distributions from net realized gain on investment and futures transactions                       0                        0
                                                                                  ---------------------------------------------
         Total Dividends and Distributions                                          $     (3,855,909)         $    (4,287,947)
                                                                                  ---------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                    $      2,695,374          $     3,794,231
    Proceeds from reinvested dividends                                                     2,556,364                2,911,012
    Cost of shares redeemed                                                              (15,788,422)             (12,798,668)
                                                                                  ---------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                                 $    (10,536,684)         $    (6,093,425)
                                                                                  ---------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             $    (15,172,279)         $    (7,447,490)

NET ASSETS, BEGINNING OF PERIOD                                                           80,987,062               88,434,552
                                                                                  ---------------------------------------------
NET ASSETS, END OF PERIOD                                                           $     65,814,783          $    80,987,062
                                                                                  =============================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements December 31, 1999


Note 1. ORGANIZATION
ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1999, a net capital loss carryforward totaling $6,065,007, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.


Note 3. CAPITAL SHARE TRANSACTIONS
As of December 31, 1999, there were 100,000,000 shares of $.001 par authorized; 7,836,833 and 9,055,044 were outstanding at December 31, 1999, and December 31, 1998, respectively.
Transactions in capital shares were as follows:

                                                    Shares
                               ------------------------------------------------
                               For the Year Ended            For the Year Ended
                               December 31, 1999             December 31, 1998
                               ------------------------------------------------
Shares sold                          304,280                       421,712
Shares issued on
reinvestment of dividends            291,365                       323,387
Shares redeemed                   (1,813,856)                   (1,423,509)
                               ------------------------------------------------
Net increase (decrease)           (1,218,211)                     (678,410)
                               ================================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $387,947 of investment advisory fees after a partial waiver for the year ended December 31, 1999. The Fund has a payable to ND Money Management, Inc. of $22,100 at December 31, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund has recognized $377,470 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1999. The Fund has a payable to Capital of $27,837 at December 31, 1999 for 12b-1 fees.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 31, 1999, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $84,414 of transfer agency fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $6,518 at December 31, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $59,237 of accounting service fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $4,727 at December 31, 1999 for accounting service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $5,481,603 and $14,011,056, respectively, for the year ended December 31, 1999.


Note 6. INVESTMENT IN SECURITIES
At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $65,787,963 and the net unrealized depreciation of investments based on the cost was $652,772, which is comprised of $844,760 aggregate gross unrealized appreciation and $1,497,532 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                            For the           For the           For the           For the           For the
                                           Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                          December 31,      December 31,      December 31,      December 31,      December 31,
                                             1999              1998               1997              1996              1995
                                        ---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   8.94          $   9.09           $   9.19          $   9.09         $   8.83
                                        ---------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                 $    .41          $    .41           $    .43          $    .46         $    .47
     Net realized and unrealized
     gain (loss) on investments
     and futures transactions                  (.50)             (.10)              (.05)              .13              .28
                                        ---------------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations             $   (.09)         $    .31           $    .38          $    .59         $    .75
                                        ---------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income  $   (.41)         $   (.41)          $   (.43)         $   (.46)        $   (.47)
     Return of capital distributions           (.04)             (.05)              (.05)             (.03)            (.02)
     Distributions from net realized gains      .00               .00                .00               .00              .00
                                        ---------------------------------------------------------------------------------------
         Total Distributions               $   (.45)         $   (.46)          $   (.48)         $   (.49)        $   (.49)
                                        ---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $   8.40          $   8.94           $   9.09          $   9.19         $   9.09
                                        ---------------------------------------------------------------------------------------
Total Return                                  (1.11)%(A)         3.48%(A)           4.17%(A)          6.62% (A)        8.68%(A)


Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                        $  65,815         $  80,987          $  88,435         $  91,631        $  94,532
     Ratio of net expenses (after expense
     assumption) to average net assets         1.30%(B)          1.30%(B)           1.30%(B)          1.13%(B)         1.05%(B)
     Ratio of net investment income
     to average net  assets                    4.61%             4.59%              4.70%             5.00%            5.20%
     Portfolio turnover rate                   7.45%             7.32%             13.18%            12.92%            8.02%

[FN]
(A)Excludes contingent deferred sales charge of 4%.
(B)During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $329,246, $331,888, $50,649, $40,861, and $3,799, respectively.
If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.74%, 1.70%, 1.36%, 1.18%, and 1.05%, respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.   Our procedures included confirmation of securities
owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 2000